EXHIBIT 9
                         VOTING TRUST AGREEMENT
                              May 1, 1998

     THIS VOTING TRUST AGREEMENT (hereinafter referred to as the "Agreement") is made this 1st day of May, 1998 by and among Thomas
Y. Gorman., Jr. (hereinafter referred to as the "Voting Trustees"), and the persons, jointly and severally named at the end of this Agreement (hereinafter referred to as the "Stockholders"), who reside at the addresses set forth on the signature pages of this Agreement and who own of record and beneficially certain shares of issued and outstanding capital stock of Travis Industries, Inc., a Colorado corporation, (hereinafter referred to as the "Corporation"), as the same may be hereinafter increased, decreased or reclassified (which capital stock of Travis shall be hereinafter sometimes collectively referred to as the "Shares") as set forth on the signature pages of this Agreement.

                     EXPLANATORY STATEMENT

     This Voting Trust Agreement is made pursuant to the provisions of that certain Change in Control Agreement of even date herewith between the Stockholders, the Corporation, Thomas P. Raabe, Fred Boethling, Stephen E. Cayou and Jeffrey R. Skinner which is incorporated herein by reference and hereafter referred to as the ("Change in Control Agreement"). Also contemporaneously herewith and pursuant to the Change in Control Agreement, the parties have executed a Shareholder Agreement which sets forth generally, and in certain cases specifically, certain terms and conditions to this Agreement and which is incorporated herein by reference (the "Shareholder Agreement"). In order to stabilize the control and ownership of the corporation following the change in control effectuated by virtue of the Change in Control Agreement, and to allow Raabe and Boethling sufficient time to carry out the purpose and intent of such Change in Control Agreement, the Parties and the Voting Trustee desire to enter into this Agreement, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the Explanatory Statement hereinabove, the terms and conditions of the referenced Change in Control Agreement, Shareholder Agreement and the mutual covenants and promises hereinafter set forth, the parties hereto hereby agree as follows:

     1. Transfer of Shares to the Voting Trustee. The Stockholders hereby assign and transfer all of their Shares, as set forth at the end of this Agreement, to the Voting Trustee who, upon receipt of certificates representing the Shares, shall cause the Shares represented thereby to be transferred of record to the Voting Trustee on the books of the Corporation. The stock certificates of the Corporation respecting all of the Shares hereby assigned and transferred by the Stockholders to the Voting Trustee, as aforesaid, shall be immediately endorsed in blank by each of the Stockholders of record thereof with such endorsement Medallion signature guaranteed by a national bank or by a member broker of the New York or American Stock Exchange and, as so endorsed, immediately delivered by the Stockholders to the Voting Trustee. The Stockholders agree that except shares issued for compensation and registered under Securities Act Form S-8 hereafter, or except for shares acquired or sold in open market transactions in accordance with the buy sell provisions contained in the referenced Shareholder Agreement, during the term of this Agreement, all securities (as defined in the Federal Securities Act of 1933) issued to them by the Corporation subsequent to the effective date of this Agreement shall be made subject to the terms of this Voting Trust.

     2. Term and Powers of Voting Trustee      The Voting Trust
hereby declared and created shall, subject to earlier termination or extension as hereinafter provided, continue for the full term of one (1) year from the Effective Date of the Change in Control Agreement, and throughout such period the Voting Trustee, as Trustee of an active trust, shall have the exclusive right to act in respect of and to vote the Shares held by him/her hereunder or to give written consent in lieu of voting thereon, subject to any limitation on the right to vote contained in the Articles of Incorporation of the Corporation and subject to the limitations, conditions and directives elsewhere provided herein (and to the extent specified in such agreements, and applicable limitations, conditions and directives set forth in the Change in Control Agreement and/or the Shareholder Agreement), in person or by proxy at any and all meetings of the Stockholders of the Corporation, for whatsoever purpose called or held, and in any and all proceedings, whether at meetings of the stockholders of the Corporation or otherwise, wherein the vote or written consent of Stockholders of the Corporation may be required or authorized by law. Except as in this Agreement expressly limited, until the expiration of the term of this Agreement, the Voting Trustee shall, in his/her sole and uncontrolled discretion, in respect of any and all of the Shares held by him/her hereunder, possess and be entitled to exercise the right to vote thereon for every purpose, to waive any Stockholder's privilege in respect thereof, and to consent to any lawful corporate act of the Corporation, as though absolute owner of the Shares of the capital stock of the Corporation, it being expressly agreed that no voting right shall pass to others by or under the voting trust certificates (as hereinafter provided), or by or under this Agreement, or by or under any other agreement, express or implied. The Voting Trustee may also be Stockholder(s) or a registered holder of one or more voting trust certificates, and may serve as a director and compensated officer of the Corporation and may vote for himself/herself, as such. Any Voting Trustee, or any successor as hereinafter provided for, may directly or indirectly transact any lawful business with the Corporation, notwithstanding his/her position as a Voting Trustee. The Voting Trustee is hereby excused from the necessity of giving bond hereunder.

     3.  Limitation upon Voting Trustee, Action upon
Reclassification.

a.     As set forth in Section 5 of the Shareholder
Agreement, the Parties agree and hereby direct that the Voting Trustee shall vote the shares of stock of the Corporation held in the Voting Trust as follows:


i. The board of directors of the Corporation will be expanded to five (5) members and at the next meeting of shareholders of the Corporation called to elect directors, all of the shares in the Voting Trust will be voted for four nominees named jointly by Raabe and Boethling and one nominee named by Liberty Capital Corp.
 The Voting Trustee may require the nominating Party to provide evidence and other written assurances upon which such Trustee may reasonably rely that the nominees are:
(i) legally eligible to hold the positions as directors under Colorado law and under the federal securities laws and (ii) are not subject to the respective "bad boy" provisions of the federal and/or state securities laws.
In the event that Liberty fails to timely provide a nominee who is qualified, willing and able to serve as director of the Corporation, the Voting Trustee in its discretion may nominate an alternate of its own accord or may accept an alternate nominated by the then current directors of the Corporation.

ii. At the next annual or special meeting of Shareholders of the Corporation, the Voting Trustee will vote for approval of the following amendments to the Articles of Incorporation:

(1) Name change of the Corporation to be determined by resolution of the board of directors prior to delivery of notice of the meeting;

(2) Amendment of the authorized capital section of the Articles of Incorporation to remove par value and the split designation of common and preferred into one aggregate class of equity security with rights of the board to designate classes of common and preferred shares by subsequent resolution, as is presently authorized in the Colorado Business Corporation Act;
and
(3) Such other changes as are required or deemed necessary by the board of directors to conform the Articles of Incorporation to the provisions of the Colorado Corporation Code and/or the minimum requirements for fully reporting public companies.

iii   The Voting Trustee shall vote for the proposed
Stock Compensation Plan described in the Change in Control Agreement and propounded by the board of directors at the next shareholder's meeting;

iv. The Voting Trustee shall vote to re-elect the current auditors as auditors for the Company for the next fiscal year if so proposed by the board of directors;

v. The Voting Trustee shall not vote the shares in the Voting Trust so as to deprive Boulder Sports of its right to nominate and have elected a majority of the board of directors of Aggression as provided in the Change in Control Agreement.

vi. The Voting Trustee shall not vote the shares in the Voting Trust so as to deprive Raabe and Boethlng of their rights and entitlements under the Change in Control
Agreement especially to nominate a majority of the board of directors of the Corporation for at least the first year following the Effective Date;

vii. The Voting Trustee shall not vote the shares in the Voting Trust contrary to the express provisions of, or in any manner which would violate any express provision of, the Change in Control Agreement or the Shareholder Agreement.

viii. The Voting Trustee shall have no discretion in respect thereof nor shall the provisions of Section 3(b) below apply to such matters. This provision may not be amended or modified except by unanimous written agreement of the Stockholders.

b. Except as provided in the previous subsection 3(a), with respect to those matters specifically described in
Section 5 of the referenced Shareholder Agreement, as the same may be amended from time to time, notwithstanding anything else to the contrary provided for herein, in the event that the board of directors of the Corporation shall have duly authorized, approved and advised, as required by law, the:

i   amendment of the Articles of Incorporation of the
Corporation other than for the purpose of conforming the Articles of Incorporation to changes, amendments or revisions to corporate statutes or common law;

ii   consolidation of the Corporation with one or more
other corporations (other than wholly-owned subsidiaries of the Corporation) to form a new consolidated corporation;

iii   merger of the Corporation into another corporation
(other than wholly-owned subsidiaries of the Corporation) or the merger of one or more other corporations (other than wholly-owned subsidiaries of the Corporation) into the Corporation;

iv   participation by the Corporation in a share exchange
(as defined by the Colorado Corporation Code) as the Corporation the stock of which is to be acquired;

v   sale, lease, exchange or transfer of all, or
substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

vi   voluntary or involuntary liquidation, dissolution or
winding-up of the Corporation; or

vii amendment of the By-Laws of the Corporation if such amendment adversely affects the contract rights of any stockholders of the Corporation;

then, the Voting Trustee shall promptly call a meeting of all holders of voting trust certificates and shall, not less than ten (10) days prior to the date of such meeting, give written notice of such meeting to all holders of voting trust certificates which notice shall include a brief summary of the action to be taken at such meeting, and the following provisions shall apply with respect thereto: the Voting Trustee shall deliver to each respective holder of a voting trust certificate or to his/her attorney-in-fact (who shall exhibit to the Voting Trustee a duly executed power of attorney with respect thereto) in attendance at such meeting a proxy (entitling such voting trust certificate holder to vote as hereinafter provided) of the Voting Trustee for the specific purpose of permitting such voting trust certificate holder to vote upon the matter designated in the written notice hereinabove referred to, and at said meeting each respective holder of a voting trust certificate who shall have so received a proxy shall be entitled to cast that number of votes equal to the number of Shares that the Voting Trustee shall hold pursuant to this Agreement for such respective holder of a voting trust certificate. The Voting Trustee shall be entitled to cast all votes, in accordance with his/her best judgment, represented by Shares with respect to which he/she has not been required to deliver a proxy pursuant hereto.

c. In case any reclassification of the stock of the Corporation shall have been duly authorized as herein and by law provided, the Voting Trustee is hereby authorized to make such surrender of the Shares of the Corporation held by him/her hereunder, pro-rata on behalf of all registered holders of voting trust certificates (as hereinafter provided) as may be required under the terms pursuant to which such reclassification is to be effected, and to receive and hold any and all Shares of the Corporation issued in exchange for such surrendered Shares. Following any such action, the voting trust certificates (as hereinafter provided) issued and outstanding pursuant hereto shall be deemed to represent a proportionate number of Shares or other securities then received in exchange by the Voting Trustee. Upon any duly authorized agreement of consolidation, merger or share exchange becoming effective as by law and herein provided, then the Voting Trustee is authorized to make such surrender of the Shares of the Corporation held by him/her hereunder as may be required thereby, and to receive and hold hereunder any and all Shares or other securities issued to him/her in exchange for such surrendered Shares or otherwise. The voting trust certificates (as hereinafter provided) shall thereupon be deemed to represent a proportionate number of the Shares or other securities then received in exchange by Voting Trustee. In the event of the distribution of the assets of the Corporation upon the dissolution thereof, the Voting Trustee shall promptly distribute the amount thereof received by him/her according to the interests of such registered voting trust certificate holders, upon the surrender of the voting trust certificates (as hereinafter provided) held by them respectively, duly endorsed in blank by each of the Stockholders with such endorsement guaranteed by a national bank or by a member broker of the New York or American Stock Exchange. Upon the distribution of such assets by the Voting Trustee, as aforesaid, this Agreement shall terminate and all liability of the Voting Trustee for the delivery of stock certificates representing the Shares held by the Voting Trustee shall likewise terminate.

     4. Voting Trust Certificates. Upon surrender to and cancellation by the Corporation of the stock certificates representing all of the Shares owned of record and beneficially by the Stockholders and the issuance by the Corporation to the Voting Trustee of a stock certificate or certificates representing such Shares registered in the name of the Voting Trustee, as such, the Voting Trustee shall issue and deliver to each of the Stockholders a voting trust certificate or certificates for the number of Shares transferred by the Stockholders to the Voting Trustee, as aforesaid, in the form set forth at Exhibit A annexed hereto and made a part hereof.

     5. Transfer of Trust Certificates, Cancellation and Reissuance, Release of Shares from Voting Trust.

a. The Voting Trust Certificates issued by the Voting Trustee hereunder may be transferred on the books of the Voting Trust upon the surrender and cancellation of such certificates duly endorsed by the registered holder thereof, with Medallion signature guaranteed by a national bank or a member broker of the New York or American Stock Exchange. Tender of such endorsed certificates must be accompanied by written consent to such transfer by the Chief Executive Officer of the Corporation and/or a written opinion of counsel for the Corporation that such transfer will not violate applicable federal or state registration requirements or otherwise violate applicable contractual restrictions on transfer of the underlying Shares contained in the referenced Shareholder Agreement. Except as provided in Paragraph 5(b) of this Agreement and as provided in said Shareholder Agreement, delivery of such voting trust certificates, duly endorsed in blank, by the registered holder thereof, as aforesaid, shall vest title thereto and all rights thereunder in the transferees to the same extent and for all purposes as would delivery under like circumstances of negotiable instruments payable to bearer; provided, however, that the Voting Trustee may treat the holders of record thereof, or when presented duly endorsed, as aforesaid, in blank, the bearers thereof, as the owners thereof for all purposes whatsoever, and shall not be affected by any notice to the contrary; provided further, however, that the Voting Trustee shall not be required to deliver any stock certificates hereunder without the surrender of voting trust certificates calling therefor. Title to the voting trust certificates, when duly endorsed, as aforesaid, shall, to the extent permitted by law, be transferable with the same effect as in the case of negotiable instruments.

     Every transferee of any voting trust certificate or certificates issued hereunder shall by the acceptance of such trust certificate or certificates become a party hereto with like effect as though an original party hereto, and shall be embraced within the meaning of the term "Stockholders" whenever used herein.

     In connection with, and as a condition of, making or permitting any transfer or delivery of stock certificates or other securities or voting trust certificates under any provision of this Agreement, the Voting Trustee may require the payment of a sum sufficient to pay or reimburse him/her for any stamp tax or other governmental charge in connection therewith. The transfer books for trust certificates may be closed by the Voting Trustee, at any time prior to the payment or distribution of dividends, or for any other purpose; or the Voting Trustee, in his/her discretion, in lieu of closing the transfer books, may fix a date as the day as of which the registered holders of voting trust certificates entitled to such payment or distribution or for such other purpose shall be determined.

b. Anything contained herein to the contrary notwithstanding, the Stockholders covenant and agree that all voting trust certificates subject hereto shall be conspicuously imprinted with and subject to the terms of the following legend:

     "This Voting Trust Certificate is subject to the terms, restrictions and conditions of a Voting Trust Agreement on file with Travis Industries, Inc. dated May 1, 1998 and a Shareholder Agreement dated May 1, 1998. The securities represented by this Voting Trust Certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Voting Trustee of a favorable opinion of his/her counsel or submission to the Voting Trustee of such other evidence as may be satisfactory to counsel to the Voting Trustee, to the effect that any such transfer shall not be in violation of the Act and the State Acts."

     Each of the Stockholders warrants and represents that the voting trust certificates being acquired by the Stockholders pursuant hereto are being acquired by the Stockholder for investment for each Stockholder's own account and not with a view to, offer for sale or for sale in connection with, the distribution or transfer thereof. Each of the Stockholders further warrants and represents that such Stockholder is neither participating in or has a direct or indirect participation in the distribution or transfer of such voting trust certificates, nor is participating in or has a participation in the direct or indirect underwriting of any such distribution or transfer of the voting trust certificates. Each of the Stockholders acknowledge and represent that he/she has been advised by the Voting Trustee that the voting trust certificates are not registered under the Securities Act of 1933, as amended (hereinafter referred to as the "Act"), and that the Voting Trustee is neither presently required to file nor does he/she presently intend to voluntarily register under Section 12 of the Securities and Exchange Act of 1934 (hereinafter referred to as the "1934 Act") and file periodic reports with the Securities Exchange Commission (hereinafter referred to as the "SEC") pursuant to
Section 13 or 15(d) of the 1934 Act. Each of the Stockholders further warrant and represent that he/she has been advised by the Voting Trustee that the Voting Trustee has not agreed with any of the Stockholders to register any or all of the voting trust certificates for distribution in accordance with the Act, and that Corporation has not agreed with any Stockholder to comply with Regulation A or any other exemption under the Act respecting the resale or other transfer for consideration of the voting trust certificates. The Voting Trustee has not agreed to supply any Stockholder with such information as shall be required to enable any Stockholder to make routine sales of any or all of the voting trust certificates under the provisions of Rule 144 promulgated by the SEC under the Act respecting "restricted securities." Accordingly, each of the Stockholders warrants and represents that he/she has been advised by the Voting Trustee that in addition to the applicable contractual restrictions imposed on transfer by the Shareholder Agreement, the voting trust certificates that each of the Stockholders is acquiring pursuant hereto must be held by each such Stockholder indefinitely unless and until subsequently registered under the Act and applicable state securities law or unless an exemption from such registration is available.

c. The Voting Trustee shall accept Voting Trust Certificates for cancellation and reissuance of Shares, removing from the Voting Trust any such Shares which are to be resold into the open market pursuant to the buy-sell provisions of the Shareholder Agreement. The party submitting such Voting Trust Certificates must prove to the satisfaction of the Voting Trustee, that he/she has complied with applicable provisions of the Shareholder Agreement. A certificate of the Chief Executive Officer, corporation Secretary or legal counsel to the corporation certifying to such compliance shall be conclusive evidence of such compliance.

     6. Compensation, Indemnity and Expenses. The Voting Trustee shall be entitled to reasonable hourly compensation for services and reimbursement or advance of expenses as Voting Trustee and shall be indemnified from and against any and all losses, costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by him/her arising out of or in connection with this Agreement or the discharge of his/her duties hereunder; and the Voting Trustee shall receive such indemnity from the Corporation and the Stockholders who shall be liable to the Voting Trustee therefor pro-rata. The Corporation shall be deemed to be fully entitled, by action of the board of directors of the Corporation, to assume or provide otherwise for payment (including payment in advance if the board of directors should make a finding based on present facts known or reasonably available, that the Trustee would be so entitled) of any and all losses, costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Voting Trustee arising out of or in connection with this Agreement or the discharge of his/her duties hereunder, with liability for pro-rata contribution for all of such expenses so advanced from the Stockholders. To the extent that such payments or adequate provision therefor shall not have been made by the Corporation, the Voting Trustee and his/her agents shall have a first lien on all the Shares and other securities deposited or held hereunder and the income received thereon and the proceeds thereof, for repayment to the Voting Trustee of such losses, costs, damages, expenses and liabilities (including reasonable attorneys' fees) incurred by the Voting Trustee arising out of or in connection with this Agreement or the discharge of his/her duties hereunder.

     Notwithstanding anything provided in this Section 6 to the contrary, no Voting Trustee shall be indemnified for any act with respect to which it has been judicially determined that the Voting Trustee has engaged in willful misconduct.

     7. Termination. Notwithstanding anything to the contrary provided for herein, this Agreement shall terminate upon the first of the following events to occur: (i) the expiration of the term herein provided; (ii) the unwinding of either of the provisions relating to formation of "New Sports" or of the provisions relating to the Change in Control, pursuant to paragraph 5 of the Change in Control Agreement; or (iii) solely as to Shares which are eligible to be resold in open market transactions under the terms of and in compliance with the buy-sell provisions of the referenced Shareholder's Agreement. Upon the termination of this Agreement as above specified, the Voting Trustee, his/her guardians or personal representative, as the case may be, in exchange for, and upon surrender of, any voting trust certificate then outstanding, duly endorsed in blank by the registered holder thereof with Medallion signature guaranteed by a national bank or by a member broker of the New York or American Stock Exchange shall, in accordance with the terms hereof, and out of the stock held by him/her hereunder, deliver certificates of stock of the Corporation to the registered holders of voting trust certificates and thereupon all liability of the Voting Trustee for the delivery of said stock certificates shall cease and terminate. The Voting Trustee may call upon and require the registered holders of voting trust certificates to surrender them in exchange for certificates of stock of the number of shares to which they are entitled hereunder.

     8. Act of Trustee; Appointment of Successor Trustee.

a. The Voting Trustee shall administer the Voting Trust and act on its behalf in all formal and informal matters and shall be entitled to be compensated accordingly on a pro-rata basis by the Stockholders. The Voting Trustee may take any action authorized in this Voting Trust Agreement in his/her own name or signing in the capacity of Voting Trustee in respect of the Shares held subject to this Trust as the full legal owner of such Shares.

b. In the event of the death, resignation, or other permanent inability to serve as Voting Trustee of Thomas Y. Gorman then the remaining Stockholders shall appoint a successor within 30 days of such disability by unanimous written agreement. The authority, powers, duties, obligations, and limitations of the original Voting Trustee shall devolve upon such successor with the same effect as if such successos had been named as original Voting Trustee. The successor of any person acting as Voting Trustee shall, by written agreement, undertake the performance of this Voting Trust in accordance with its terms. Whenever the sense of this Agreement so requires, the term Voting Trustee shall mean the original Voting Trustee or the successor Voting Trustee.

     9. Standard of Care. In voting the Shares represented by the stock certificate or certificates issued to the Voting Trustee as hereinbefore provided, the Voting Trustee shall exercise his/her best judgment to the end that the business and affairs of the Corporation shall be properly managed, but, except for his/her own willful misconduct, the Voting Trustee shall not assume any responsibility or liability in respect of such management, or in respect of any action taken by the Voting Trustee, or taken in pursuance of his/her consent thereto, or in pursuance of his/her vote so cast, and the Voting Trustee shall not incur any responsibility or liability, as Stockholder, Voting Trustee or otherwise, by reason of any error of fact or law or of any matter or thing done or omitted to be done.

     10. Notices. All notices to the registered holders of voting trust certificates shall be given by mail addressed to the registered holders of such voting trust certificates at the addresses furnished by such registered holders to the Voting Trustee or to the transfer agent for the Corporation; and any notice whatsoever when so mailed by the Voting Trustee shall be taken and considered as though personally served on all parties hereto including the registered holders of said voting trust certificates, and upon all parties becoming bound hereby, and such mailing shall be the only notice required to be given under any provision of this Agreement.

     11. Stock Issuances. In the event that the Voting Trustee shall receive any additional securities (as defined by the Federal Securities Act of 1933) of the Corporation, including by way of example, and not of limitation, by way of dividend upon stock held by it under this Agreement, the Voting Trustee shall hold such stock certificates likewise subject to the terms of this Agreement, and shall issue voting trust certificates representing such stock certificates to the respective registered holder of the then outstanding voting trust certificate entitled to such issuance.

     12.  Dividends and Other Payment.   Until the termination of
this Agreement, each registered holder of a voting trust certificate shall be entitled to receive promptly from the Voting Trustee payments equal to the amount of the dividends (other than stock dividends) or other distributions, if any, collected by Voting Trustee upon the number of Shares standing in the name of such registered holder, and any payment representing the amount received upon redemption or sale of any shares, represented by the voting trust certificate or certificates held by him/her, subject, however, to the terms and conditions of this Agreement. Those registered as holders of voting trust certificates on the dates fixed as record dates by the Corporation for dividends and for the allotment of rights shall be entitled to such payments and to any rights to the benefit of which holders of voting trust certificates may be entitled under this Agreement. The Voting Trustee may, in his/her discretion, from time to time, close the voting trust certificate books against transfers of voting trust certificates for the purpose of determining the voting trust certificate holders entitled to such payments or to such rights, or for the purpose of determining the voting trust certificate holders entitled to vote at any meeting thereof or to do any thing or act to be done or performed by said holders.

     13. Captions. The captions set forth herein are for convenience and reference only and are not intended to modify, limit, describe or affect in any way the contents, scope or intent of this Agreement.

     14.  Definitions, Controlling Interpretations.   All terms
used herein which are defined in this Agreement or alternatively in the Change in Control Agreement or the Shareholder Agreement shall have the meaning set forth in this Agreement or in the agreement in which defined, unless the context clearly indicates otherwise. Since this Agreement is referenced and references other agreements entered into by the Parties simultaneously, questions of interpretation of conflicting provisions shall be resolved such that specific provisions in one such agreement shall control general provisions in the other agreement.

     15. Gender and Plural. Whenever the sense of this Agreement so requires, the masculine or feminine gender shall be substituted for or deemed to include the neuter and the plural the singular, and vice versa.

     16. Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     17.      Miscellaneous.

a. This Agreement was made and will be executed and performed in the State of Colorado and shall be governed by and construed in all respects in accordance with the laws of the State of Colorado.

b. The term "Corporation", for the purposes of this Agreement and of all rights hereunder, including the issue and delivery of stock certificates, shall be taken to mean
Travis Industries, Inc., a Colorado Corporation, or any corporation successor to it.

c. Each and all of the terms and provisions of this Agreement shall be and are hereby made binding upon the Stockholders, their heirs, legatees, personal representatives, guardians and permitted assigns.

d. Except as provided in Paragraph 3(b), the Voting Trustee shall have no duty to hold meetings of holders of voting trust certificates, but he/she shall be entitled to do so as he/she desires in his/her sole discretion. At least ten (10) days but no more than thirty (30) days' prior written notice of every meeting of holders of voting trust certificates shall be given and such notice shall state the place, day and hour and the purpose, if any, of such meeting, but any holder of voting trust certificates may waive such notice in writing, either before or after the holding of the meeting. No notice of any adjourned meeting need be given. Every such meeting shall be held in the State of Colorado at a place designated by the Voting Trustee, unless the holders of voting trust certificates representing two-thirds of the stock held by the Voting Trustee consent in writing to the holding thereof at another place. Alternatively, such meetings may be called and held by electronic or telephonic means including by way of example and not limitation, teleconference, video conference or other electronic media in which each party may hear each other party on a live or real-time basis. The failure to hold meetings, except as provided in Paragraph 3, shall not in any manner or degree impair or reduce the authority of Voting Trustee hereunder.

e. The Voting Trustee shall furnish to the Stockholders, at the expense of the Corporation, copies of such financial statements of the Corporation as shall be furnished the Voting Trustee by the accountants regularly servicing the Corporation and such other notices and communications as are directed to stockholders of the Corporation.

f. The holder of any voting trust certificate shall immediately notify the Voting Trustee of any mutilation, loss or destruction thereof, and the Voting Trustee may, in his/her discretion, cause one or more new certificates representing the same number of Shares in the Aggregate, to be issued to such holder upon the surrender of the mutilated certificates, or in case of loss or destruction, upon satisfactory proof of such loss or destruction, and the deposit of indemnity by way of bond or otherwise, in such form and amount and with such surety or sureties as the Voting Trustee may require to indemnity him/her against loss or liability by reason of the issuance of such new certificates; but the Voting Trustee may, in his/her discretion, refuse to issue such new certificates, save upon the order of a court having jurisdiction in such matters.

g. This Voting Trust Agreement may be amended by the unanimous written agreement of holders of voting trust certificates representing the Shares entitled to vote.

h. This Agreement shall be filed with the Voting Trustee, and a duplicate hereof shall be filed in the principal office of the Corporation.

     18.    Signatures.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

Voting Trustee:

___________________________
Thomas  Y. Gorman Jr.

TRAVIS INDUSTRIES, INC.                ATTEST:

__________________________________     By:_________
By: Thomas P. Raabe, President/CEO     Fred Boethling, Secretary

THE STOCKHOLDERS:
Signatures:                             Number of Shares of Stock

_________________________               _____________________
Stephen E. Cayou, Individually
and Pres. of Liberty Capital Corp.
_________________________               ______________________
Jeffrey R. Skinner, Individually
and V-Pres. of Liberty Capital Corp.
_________________________               ______________________
Thomas P. Raabe, Individually
and as Member of Boulder Sports, LLC
_________________________               ______________________
Fred Boethling Individually
and as Member of Boulder Sports, LLC.
_________________________               ______________________
Peter N. Hobbs
Liberty Capital,Corp
By: ____________________                ______________________
Boulder Sports, LLC.
By: ____________________                ______________________